Exhibit 10.1

INTEGRATED ALARM SERVICES GROUP, INC.

AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     AMENDMENT NO. 1, made as of this 18th day of November, 2005 (the “Amendment”), TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT, made as of January 31, 2003 (the “Agreement”) by and between INTEGRATED ALARM SERVICES GROUP, INC., a Delaware corporation (“Employer”), and Timothy M. McGinn (“Employee”).

W I T N E S S E T H:

     WHEREAS, the Agreement will expire on January 30, 2006; and

     WHEREAS, Employer desires to employ Employee on an uninterrupted basis as the Chairman and Chief Executive Officer of Employer pending the negotiation and execution of a new Agreement; and

     WHEREAS, Employee is willing to be employed as the Chairman and Chief Executive Officer of Employer in the manner provided for, and upon the terms and conditions set forth in the Agreement and herein;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein set forth it is agreed as follows:

1.	Section 2 of the Agreement is hereby amended to add the following subsection:

“b.	Subject to Section 9 and 10 of the Agreement, in the event that one party timely notifies the other of its intention not to extend the Term, and if the parties do not enter into a new agreement prior to the expiration of the Term, this Agreement shall automatically extend for an additional three (3) month period (the “Three Month Extension”). During the Three Month Extension, Employee will continue to receive his present base compensation and other perquisites, as outlined in Section 4; provided however, that he shall not be entitled to his guaranteed bonus of $100,000, as described in Section 4.a.(i). In addition, all of the “Change of Control” provisions outlined in Section 4.e., including Employee’s right to receive his guaranteed bonus in the event of a Change in Control, as defined in the Agreement, will continue to apply.”

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

INTEGRATED ALARM SERVICES GROUP, INC.

 By:   /s/ Thomas J. Few, Sr.
          Thomas J. Few, Sr.
          President

TIMOTHY M. MCGINN

 /s/ Timothy M. McGinn
       Timothy M. McGinn